UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): March 9, 2009

                        CHINA WI-MAX COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


           Nevada                      000-53268                61-1504884
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 State or other jurisdiction         (Commission             I.R.S. Employer
    of incorporation or               File Number)          Identification No.
       organization

             1905 Sherman Street, Suite 335, Denver, Colorado 80203
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               (Address of principal executive offices) (Zip Code)

               Registrant's telephone number, including area code:
                                  303-668-0199


                                 Not applicable
           -----------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))
[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Sharon Xiong was appointed a Director on March 9, 2009. Ms. Xiong received her education in Computer Science from the University of Colorado, Denver and holds an EMBA from the University of Colorado, Denver, a Ph.D. from the Medical school at the University of South Dakota, and an M.S and B.S. from Peking University, China. Sharon Xiong currently leads and manages system verification of High DensitySIP Trunk Gateway at Avaya Communication Inc. Prior to working for Avaya, Sharon worked at Lucent Technologies on 10G optical router (Bandwidth Manager) development and Rhythm Netconnections, Inc., for DSL management software development. Sharon is the president of XBC Consulting firm which offers business consulting services to people who intend to expand their business in China's emerging market. She understands Chinese culture, has a broad Chinese network, many years hands-on experience in US corporate business operation, and corporate management skills.


Ms. Xiong received a stock grant of 25,000 shares of common stock.
 .

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                        CHINA WI-MAX COMMUNICATIONS, INC.
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                                  (Registrant)

                              Dated: March 16, 2009


                              /s/ George E. Harris
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                    George E. Harris, Chief Financial Officer